UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2006
____________________

Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-26824	68-0370244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2201 South McDowell Boulevard
Petaluma, CA 94954
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

࿴	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿴	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿴	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿴	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 30, 2006, the Board of Directors (the “Board”) of Tegal Corporation (the “Company”) ratified and adopted the recommendations of the Compensation Committee (the “Committee”) of the Board, made in consultation with third-party compensation consultants, with respect to the following:

Board Compensation. The annual retainers paid to independent directors will be increased from $12,000 to $15,000, effective with the current fiscal quarter. In addition, each independent Board member will also receive a fee for board meeting attendance in any fiscal year as follows: an amount equal to $1,500 for the first six Board meetings attended (including the four regularly scheduled Board Meetings), and $500 for each of the seventh through tenth meetings attended, if any.

Annual retainers paid to committee chairs will be increased, effective with the current fiscal quarter, as follows:

Committee Chair	Old Retainer	New Retainer

Audit Committee Chair	$5,000	$7,500

Compensation Committee Chair	$3,000	$5,000

Nominating and Corporate Governance Chair	$3,000	$4,000

In addition, each Audit Committee member will receive $1,000 for the first six Audit Committee meetings attended in any fiscal year. Each member of the Compensation Committee and Nominating and Corporate Governance Committee will receive $750 for the first six committee meetings attended in any fiscal year.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)          Resignation of Directors.

On October 30, 2006, Ralph Martin and Brad Mattson resigned from the Board, creating two vacancies on the Board. The Company issued a press release announcing the resignation of Messrs. Martin and Mattson, a copy of which is attached to this Report as Exhibit 99.2 and incorporated by reference herein.

(c)          Election of Director.

On October 30, 2006, the Board, at a regularly scheduled meeting of the Board of Directors, elected Thomas R. Mika, Tegal’s President and Chief Executive Officer, to the Board of Directors. Mr. Mika was elected to fill a vacancy on the now six-member Board. Mr. Mika was also elected to serve as Chairman of the Board. Mr. Mika, as an inside director, will not serve on any of the Board’s committees. For information on Mr. Mika’s compensation arrangement and employment agreement with the Company, please see the Company’s Proxy Statement for the Annual Meeting of Stockholders, dated June 21, 2006, filed with this Report as Exhibit 99.1 and incorporated by reference.

The Company issued a press release announcing the appointment of Mr. Mika to the Board as Chairman, a copy of which is attached to this Report as Exhibit 99.2 and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 30, 2006, the Board of Directors of the Company approved the Company’s Restated Bylaws, effective October 30, 2006. A copy of the Restated Bylaws is attached to this Report as Exhibit 3.2 and incorporated by reference herein. Among the differences between the Company’s Restated Bylaws and its old bylaws, the Restated Bylaws provide specific provisions for the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, as well as specific provisions for the procedures for stockholder proposals and the nomination of directors by stockholders.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Number	Exhibit
3.2	Restated Bylaws.
99.1	Proxy Statement for Annual Meeting of Stockholders, as filed with the SEC on June 21, 2006 and incorporated by reference herein.
99.2	Press Release dated October 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006	TEGAL CORPORATION

By:
	Name: Title:	Christine Hergenrother Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
3.2	Restated Bylaws.
99.1	Proxy Statement for Annual Meeting of Stockholders, as filed with the SEC on June 21, 2006 and incorporated by reference herein.
99.2	Press Release dated October 31, 2006.